U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - May 26, 1998

                               TOWER BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                      2-89573              25-1445946
-----------------------------       ----------------       --------------
 (State or other jurisdiction       (Commission File      (IRS Employer
    of incorporation)                   Number)          Identification Number)

     Center Square
Greencastle, Pennsylvania                                    17225
-------------------------                                 -----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number including area code: (717) 597-2137

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                    By resolution of Registrant's Board of Directors, dated December 10, 1997, vote of Registrant's shareholders, at the Annual Meeting of Shareholders, on April 1, 1998, and pursuant to Sections 1911, 1912 and 1914 of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), Article FIFTH of Registrant's Articles of Incorporation have been amended to eliminate the designation of par value for Registrant's securities. In addition, pursuant to resolution of the Board of Directors of Registrant, dated May 13, 1998, and pursuant to Section 1911(a), Registrant has amended and restated the operative provisions of Registrant's Articles of Incorporation, in their entirety. Articles of Amendment, amending and restating Registrant's Articles of Incorporation, were filed with the Department of State of the Commonwealth of Pennsylvania on May 26, 1998, at which time the amendment to Article FIFTH became effective.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  Exhibit:

                    3(i) Registrant's   Amended   and   Restated   Articles   of
                         Incorporation.


Item 8.           Change in Fiscal Year.

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TOWER BANCORP, INC.
                                            (Registrant)

Dated:  May 27, 1998                         /s/  Jeff B. Shank
                                             ----------------------------------
                                             Jeff B. Shank, President and Chief
                                             Executive Officer
                                            (Principal Executive officer)

                                  EXHIBIT INDEX


                                                        Page Number in Manually
Exhibit No.                                                     Signed Original
-----------                                            ------------------------

   3(i)        Registrant's Amended and                               6
               Restated Articles of Incorporation.